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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 AUGUST 29, 2003
                Date of Report (Date of earliest event reported)




                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                               0-21496 36-3498354
          (Commission File Number) (I.R.S. Employer Identification No.)



         507 WEST TENTH STREET, WEST POINT, GEORGIA  31833
         (Address of principal executive offices)   (Zip Code)



                                 (706) 645-4000
              (Registrants' telephone number, including area code)

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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

               On August 29, 2003, the Company filed with the Bankruptcy Court its Monthly Operating Report, for the month of July 2003, as debtor-in-possession under Chapter 11 of the Bankruptcy Code. A copy of the Monthly Operating Report is filed as Exhibit 99.1 to this Current Report on Form 8-K.







Exhibit No.          Exhibit
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99.1                 Monthly Operating Report for the month of July 2003.






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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      WESTPOINT STEVENS INC.
                                          (Registrant)


                                      By: /s/ Christopher N. Zodrow
                                         ---------------------------------------
                                         Christopher N. Zodrow
                                         Vice President and Secretary

Date:  September 10, 2003



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                                  EXHIBIT INDEX

EXHIBIT                          DESCRIPTION
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99.1                 Monthly Operating Report for the month of July 2003.










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